UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 15, 2010
Alleghany Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-9371	51-0283071

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Times Square Tower, 17th Floor, New York, New York	10036
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 752-1356
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
EX-1.1
EX-4.1
EX-4.2
EX-5.1
EX-12.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
     On September 15, 2010, Alleghany Corporation (the “Company”) agreed to sell $300 million aggregate principal amount of its 5.625% Senior Notes due 2020 (the “Senior Notes”). The Senior Notes were offered pursuant to the Prospectus Supplement dated September 15, 2010 to the Prospectus dated September 15, 2010, filed as part of the Registration Statement on Form S-3 (File No. 333-169373) that became effective when filed with the Securities and Exchange Commission on September 15, 2010.
     Underwriting Agreement
     On September 15, 2010, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with U.S. Bancorp Investments, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein, with respect to the offer and sale of $300 million aggregate principal amount of Senior Notes. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.
     Indenture and First Supplemental Indenture
     Attached as Exhibits 4.1 and 4.2 hereto are the Indenture relating to the Senior Debt Securities, dated as of September 20, 2010, between the Company and The Bank of New York Mellon, as trustee (the “Trustee”) (the “Indenture”), and the First Supplemental Indenture relating to the Senior Notes, dated as of September 20, 2010, entered into between the Company and the Trustee (the “First Supplemental Indenture”). The Indenture, as supplemented by the First Supplemental Indenture, governs the terms of the Senior Notes. The foregoing descriptions of the Indenture and the First Supplemental Indenture are qualified in their entirety by reference to the Indenture and the First Supplemental Indenture, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.
Item 8.01 Other Events
     On September 15, 2010, the Company issued a press release on the subject of the pricing of the public offering of the Senior Notes. A copy of such press release is furnished herewith as Exhibit 99.1. The information furnished in this Item 8.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

1.1	Underwriting Agreement, dated September 15, 2010, by and among the Company and U.S. Bancorp Investments, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein

4.1	Indenture, dated as of September 20, 2010, by and between the Company and The Bank of New York Mellon, as Trustee

4.2	First Supplemental Indenture, dated as of September 20, 2010, by and between the Company and The Bank of New York Mellon, as Trustee, including the form of the Senior Notes attached as Exhibit A thereto

5.1	Opinion of Day Pitney LLP regarding the legality of the Senior Notes

12.1	Statement Regarding Calculation of Ratio of Earnings to Fixed Charges

23.1	Consent of Day Pitney LLP (included in Exhibit 5.1 filed herewith)

99.1	Press release on the subject of the pricing of the public offering of the Company’s Senior Notes

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHANY CORPORATION
Date: September 20, 2010	By:	/s/ Roger B. Gorham
		Name:	Roger B. Gorham
		Title:	Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 15, 2010, by and among the Company and U.S. Bancorp Investments, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein

4.1	Indenture, dated as of September 20, 2010, by and between the Company and The Bank of New York Mellon, as Trustee

4.2	First Supplemental Indenture, dated as of September 20, 2010, by and between the Company and The Bank of New York Mellon, as Trustee, including the form of the Senior Notes attached as Exhibit A thereto

5.1	Opinion of Day Pitney LLP regarding the legality of the Senior Notes

12.1	Statement Regarding Calculation of Ratio of Earnings to Fixed Charges

23.1	Consent of Day Pitney LLP (included in Exhibit 5.1 filed herewith)

99.1	Press release on the subject of the pricing of the public offering of the Company’s Senior Notes